Exhibit 99.20

EXECUTIVE SUMMARY

NYMT 2024-CP1

February 19, 2024

RECOVCO

EXECUTIVE NARRATIVE:

This Executive Summary summarizes the independent third-party due diligence review (the “Review”) conducted on 754 residential mortgage loans by Recovco Mortgage Management, LLC (“Recovco”) on behalf of its clients, New York Mortgage Trust, Inc. (the “Client”).

Recovco’s reports, which are to be made available to the recipient by the Client, include the loan-level results of Recovco’s independent, third-party due diligence review conducted for the Client.

Recovco performed certain due diligence services described below on residential mortgages. The review was conducted on behalf of Client from May 2022 to February 2024 via file images provided by the Client for the review.

The table below identifies the origination channel for the loans in the subject review:

Origination Channel	Loan Count	Percentage Of Reviewed Population (by count)
Retail	400	53.333%
Broker	109	14.533%
Correspondent Bulk	236	31.467%
Correspondent Flow Delegated	1	0.133%
Correspondent Flow Non-Delegated	3	0.400%
Other	1	0.133%
Total	754	100.00%

DESCRIPTION OF SERVICES:

Recovco was instructed to perform a credit, regulatory compliance, data validation, and valuation review (the “Review Population”) in accordance with national recognized statistical rating organization, Fitch Ratings Inc. (“NRSRO(s)”) review standards in place as of the review date.

LOAN REVIEW POPULATION:

Recovco does not know the size of the overall securitization population and other third-party review firms that may have been engaged.

The table below summarizes the reviews conducted by Recovco:

Review	Reviewed Total	% of Sample
Data Integrity Population	754	100.00%
Credit Population	754	100.00%
Compliance Population	754	100.00%
Valuation Population	754	100.00%
Modification Review	6.796%

DATA INTEGRITY:

Where available, Recovco compared the data fields below on the bid tape provided by the Client to the data found in the actual file as captured by Recovco. This information may not have been available for all mortgage loans. This comparison included the following data fields:

Last Name	Appraised Value	1st Rate Chg Date	Rate Index	Rounding Code
First Name	Sale Price	Prepay Months	Amortization Term	Lookback Period
Occupancy	LTV	MI Company	Neg Am Flag	Initial Rate Cap
Purpose	CLTV	MI Coverage	IO Term	Periodic Rate Cap
Address	Note Date	Next Due Date	PP Terms	Life Rate Cap
State	Loan Amount	Property Units	PP Months	Life Rate Floor
Zip	First Payment Date	Maturity Date	Balloon Flag	Margin
Property Type	Original Rate	DTI	Next Rate Chg Date	Reset Frequency
Lien Position	Original P&I	Self Employed Flag	First Pmt Chg Date
Orig Credit Score	Interest Only Flag		Next Pmt Chg Date

CREDIT UNDERWRITING:

Recovco performed a review of the loan package to determine whether such package meets the credit and property underwriting criteria of applicable guidelines, in effect at the time of such loan’s origination and that adequate support for the underwriting decision is contained in the file. Recovco reported to Client any exceptions utilizing Client accessed Recovco systems or other mutually agreed upon written report.

To complete these activities, Recovco completed a review utilizing the following review scope:

Recovco will review asset origination to determine conformity to the stated underwriting or credit extension guidelines, standards, criteria, or other requirements, including, as applicable, the Ability to Repay and Qualified Mortgage requirements described below, that were provided to Recovco and/or as directed by Client. When applicable, a review of the mortgage loan file to the Automated Underwriting System output within the mortgage loan file will also be performed.

Credit Application: For the Credit Application, Recovco will verify that the application: (i) was signed by all listed borrowers, (ii) was substantially filled out, (iii) contained all known borrower-owned properties on the Real Estate Owned section 2, and (iv) included the borrower’s employment history.

Credit Report: Recovco’s review will include confirming that a credit report, that met guideline requirements, was present for each borrower and that such borrower’s credit profile adhered to guidelines. In order to make this determination, Recovco: will (i) capture the monthly consumer debt payments for use in relevant calculations, (ii) note and research the Real Estate Owned and fraud alerts, and (iii) gather data required for the ASF tape submission including (a) the most recent FICO (scores from Equifax, Experian, and Transunion if available), (b) the most recent FICO date, (c) the longest trade line, (d) the maximum trade line, (e) the number of trade lines, and (f) the credit usage ratio.

Employment and Income: Recovco will determine whether applicable supporting employment and income documentation required by the guidelines, and as applicable Appendix Q or ATR, was present in the mortgage loan file and where possible, wasn’t fraudulent. This documentation will be used to verify whether the income used to qualify the mortgage loan was calculated in accordance with guidelines and may have included items such as: (i) verbal or written verification of employment, (ii) pay stubs, (iii) W-2 forms, (iv) tax returns, (v) financial statements, (vi) IRS tax transcripts, and for certain programs (vii) bank statements.

Asset Review: Recovco will assess whether the asset documentation required by the guidelines, and as applicable, Appendix Q or ATR, was present in the mortgage loan file. Utilizing this documentation, Recovco will complete a review of the reserve calculation and any large deposits. Documentation verifying assets for down payment, closing costs, prepaid items and reserves may have included: (i) verification-of-deposit, (ii) depository account statements, (iii) stock or security account statements, (iv) gift funds, (v) escrow or earnest money deposits, and (vi) settlement statements or other evidence of conveyance and transfer of funds (if a sale of assets was involved).

Hazard/Flood Insurance/Taxes: Recovco will review the insurance present on the mortgage loan. During this review, Recovco will (i) verify that the hazard insurance met the minimum required amount of coverage in the guidelines, (ii) confirm that the mortgage clause listed the lender’s name and “its successors and assigns,”, (iii) confirm that the premium amount on both the hazard and flood insurance matched what was used in the debt-to-income (“DTI”) calculations, (iv) review the tax certificate to verify and compare monthly escrows used to calculate DTI matched, (v) confirm that the flood certification was for the correct borrower, property, lender and mortgage loan number, and (vi) complete other property specific items including (a) for condominium properties, confirming that the blanket policy met the minimum amount of coverage in the guidelines and (b) for properties in a flood zone per the flood certification, confirming that flood insurance met guideline requirements and met the minimum required amount of coverage in the guidelines.

DU/LP Review: When provided and appropriate, Recovco will verify that DU findings included an approved/eligible decision as required per guidelines. However, all mortgage loans are manually underwritten with documentation requirements determined by Client guidelines and not AUS findings.

Occupancy Review: Recovco will confirm the property occupancy is consistent with the mortgage loan approval and borrowers’ application disclosure based solely on information contained in the mortgage loan file and any fraud report obtained in connection with the mortgage loan.

Guideline Review: Recovco will confirm the mortgage loan was originated in accordance with required guidelines by reviewing conformity of mortgage loan, transaction type, and borrower characteristics to stated guidelines. Mortgage characteristics to be examined include (i) DTI of the borrower, (ii) the LTV/CLTV/HTLTV, (iii) the credit score for each borrower, (iv) asset reserves of the borrower, (v) property type, (vi) property usage, and (vii) other property specific items including (a) for condominium or cooperative properties, assessing whether the condominium or cooperative project adheres to required guidelines.

Fraud Review: Recovco will review fraud report results in each mortgage loan file, to the extent present, in conjunction with source documents found in the mortgage loan file to assess the likelihood of any misrepresentations associated with the origination of the mortgage loan. If the mortgage loan file did not contain a fraud report and the counterparty did not produce one, Recovco will condition the mortgage loan for the missing fraud report product.

If a report was present, Recovco will review the report for (i) any name variations for the borrowers, (ii) any social security number variations for the borrowers, (iii) any potential occupancy issues based on the borrower’s address history, (iv) any noted employment issues, and (v) any additional consumers associated with the borrower’s profile. If any findings are noted, Recovco will confirm that such findings and/or variations were addressed by the originator in the origination of the asset or that such red flag issues were fully addressed via mortgage loan documentation provided.

Additional Review of Mortgage Loan File: Recovco will review the closing documents to ensure that the mortgage loan file information is complete, accurate, and contains consistent documentation. Included in this portion of the review are items such as reviewing for (i) evidence of primary mortgage insurance, and (ii) the presence of loan modification documents, and (iii) general conformity to Fannie Mae or Freddie Mac approved formats at the time of origination.

If standard GSE forms were not used for the mortgage loan, Recovco will seek to confirm the existence of: (i) a “due on sale” clause, (ii) mortgagors requirement to maintain adequate insurance at the mortgagor’s own expense, and (iii) the holder’s right to foreclose and to confirm that any homestead exemption has been waived as required by applicable law within the forms utilized.

REGULATORY COMPLIANCE REVIEW:

Please be advised that Recovco did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by Recovco are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which Recovco is relying in reaching such findings.

Please be further advised that Recovco does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by Recovco do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to

Recovco. Information contained in any Recovco report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. Risk levels associated with a loan may have changed an exception level, given rating agency published guidance, written guidance, or other guidance from the rating agency team on the transaction. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged Recovco to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by Recovco are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. Recovco does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by Recovco.

Regulatory Compliance Analysis: TPR will test each Mortgage Loan to verify that it closed in compliance with the applicable federal, state and local anti-predatory lending statutes in effect at the time of origination of the Mortgage Loan and that the Mortgage Loan meets (i) the Truth in Lending Act (“TILA”), as amended by HOEPA, 15 U.S.C. §1601 et seq., as implemented by Regulation Z, 12 C.F.R. Part 1026; (ii) the Real Estate Settlement Procedures Act (“RESPA”), 12 U.S.C. §2603, as implemented by Regulation X, 12 C.F.R. Part 1024; (iii) the disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations (as applicable); and (iv) the disclosure requirements and prohibitions of the applicable state and local laws and ordinances that were enacted to combat predatory lending.

1.	The following section is applicable to Mortgage Loans with an application date on or after October 3, 2015:

a.	Documentation. Review of the following documents for regulatory compliance:

i.	Initial and final application (1003)

ii.	Note, including all addendums

iii.	Copy of note for any junior liens (if applicable)

iv.	Mortgage / Deed of Trust, including all riders

v.	Initial and Re-disclosed Loan Estimates (“LE”)

vi.	Initial CD (i.e., the CD required to be received by the borrower(s) at least 3 business days prior to consummation) and re-disclosed CDs (as applicable and permitted by TILA/Regulation Z)

vii.	Notice of Right to Cancel (if applicable)

viii.	Rate Lock date information;

b.	High Cost/Higher-Priced Loans

i.	Review of federal, state & local high cost, higher-priced and/or anti-predatory laws and regulations, including those set forth on Schedule 1. Any loan that is determined to be classified and/or defined as high cost, higher-priced, subprime, threshold, predatory high risk, covered or similar classification/definition must be reported.

ii.	Missing initial application / rate lock confirmation – If missing initial application, missing initial application date or missing rate lock confirmation results in inability to determine application date or rate set date for purposes of high cost / higher-priced mortgage loan testing, vendor will test based on: (1) a 6-month window prior to closing date for missing application date; and (2) all dates between application and closing for missing rate set date. Other evidence in file (e.g. date of initial disclosures, rate lock expiration on GFE) may be relied upon to estimate application or rate set date but will be determined on a case by case basis.

c.	TILA/Regulation Z. Review to determine compliance with the requirements of TILA/Regulation Z including, but not limited to, the following:

i.	A review and comparison of LEs and CDs with a report outlining any TILA violations, including a re-calculation of disclosed finance charge, principal and interest calculations, proper completion of the Projected Payments table, recalculation of disclosed APR and a review to determine disclosure differences were within the allowed tolerances and disclosures were provided within the required timeframe;

ii.	Loan Estimate (“LE”):

A.	Confirm the presence of the current LE in effect at the time of origination;

B.	Verify LE was provided to the borrower(s) within three (3) business days of the date the lender (or broker if applicable) received an “application” and at least 7 business days prior to consummation;

C.	Verify LE was provided to the borrower(s) within three (3) business days of: (a) the date the rate was locked; and (b) the date an expired rate lock was re-locked (if applicable). Evidence of rate lock (e.g., rate lock agreement, screen shot) is necessary to confirm rate lock date. A revised LE is not required to be disclosed if the rate has been extended with no other changes to the previously disclosed interest-rate dependent charges or terms provided the borrower has not entered into a new rate lock agreement with the lender.

D.	Verify the final LE was provided at least 4 business days prior to consummation and that no LE was provided to the borrower after a CD was provided;

E.	Verify all sections of the LE were accurately completed and that information was reflected in the appropriate locations;

F.	Determine whether a valid and properly documented reason (changed circumstance affecting settlement charges, changed circumstance affecting eligibility, revision requested by the consumer, interest rate has been locked, LE has expired, delayed settlement date on construction loan) accompanies a revised LE containing any increase in fee(s) (subject to the good faith provisions in 12 CFR § 1026(e)(3)), and verify if an LE was provided within 3 business days of the lender’s (or broker’s) receipt of information sufficient to establish that a reason for a revision applies.

1.	Any increase in (1) a fee that is subject to zero tolerance or (2) fees that cause the aggregate amount of charges as defined in 12 CFR § 1026.19(e)(3)(ii) to increase by more than 10% that are disclosed on a LE but not accompanied by one of the six specified reasons should be disregarded for purposes of tolerance testing, including any reset of tolerances. For that fee, the amount on the previously properly-disclosed LE should be used for testing of the zero and 10% tolerance categories. All other fees that have changed and are disclosed in compliance with TILA should be included in the tolerance testing, including changes to interest-rate related charges that change while the interest rate is floating and/or change upon re-disclosure within three (3) business days of rate lock or re-lock.

2.	Increases in fees as defined in 12 CFR § 1026.(e)(3)(iii) are permissible provided there is no evidence that the lender (or broker, if applicable) did not disclose the increase based on the best information reasonably available at the time (e.g. failure to disclose a homeowner’s insurance premium when homeowner’s insurance is required; prepaid interest amounts that are not consistent with the date the loan will close or with changes to loan terms).

3.	Documentation that simply restates the change (e.g. fee increased) with no further explanation is not sufficient.

G.	A difference between the disclosed Total Interest Percentage (TIP) and the calculated TIP (either under- or over-disclosed) should be conditioned. If the difference in calculation is due to the rounding of the loan payment to whole cents as permitted by 12 CFR § 1026.17(c)(3), this should be noted in the condition.

iii.	Closing Disclosure (“CD”):

A.	Confirm the current applicable CD was provided;

B.	Verify all sections of the CD were accurately completed and that information was reflected in the appropriate locations;

C.	Verify that the borrower, or each consumer with the right to rescind the transaction (if applicable), was provided with a copy of the CD within 3 business days of consummation;

D.	If the initial CD has been provided in lieu of a revised LE because there were fewer than four business days between the time the revised LE was required to be delivered and consummation, the CD may be used to reset fee tolerances provided the loan did in fact close within that timeframe and valid changed circumstances are documented to support fee increases as discussed below.

1.	Any increase in (1) a fee that is subject to zero tolerance or (2) fees that cause the aggregate amount of charges as defined in 12 CFR § 1026.19(e)(3)(ii) to increase by more than 10% is limited to one of the six reasons specified in the rule (changed circumstance affecting settlement charges, changed circumstance affecting eligibility, revision requested by the consumer, interest rate has been locked, LE has expired, delayed settlement date on construction loan).

i.	Any of these increased fees that are disclosed on the CD but not accompanied by one of the six specified reasons should be disregarded for purposes of tolerance testing, including any reset of tolerances. For that fee, the amount on the previously properly-disclosed LE should be used for testing of the zero and 10% tolerance categories. All other fees that have changed and are disclosed in compliance with TILA should be included in the tolerance testing, including changes to interest-rate related charges that change while the interest rate is floating and/or change upon re-disclosure within three (3) business days of rate lock or re-lock).

2.	Documentation that simply restates the change (e.g. fee increased, etc.) with no further explanation is not sufficient.

E.	Increases in fees as defined in 12 CFR § 1026.(e)(3)(iii) that are disclosed on the initial CD or any re-disclosed CD are permissible provided there is no evidence that the lender did not disclose the increase based on the best information reasonably available at the time (e.g. failure to disclose a homeowner’s insurance premium when homeowner’s insurance is required; prepaid interest amounts that are not consistent with the date the loan will close or with changes to loan terms).

F.	Any fees that are paid at closing by someone other than the borrower (e.g.; seller or other third party) should be treated as borrower-paid for purposes of the tolerance calculations in 12 CFR § 1026.19I(3)(i) – (iii). For example, if a $500 appraisal fee (for which the borrower could not shop) that was disclosed on the LE as paid in full or in part by the seller increases to $750 on the CD, the $250 increase must be considered, and a tolerance refund of $250 will be due to the borrower unless the increase had been re-disclosed subject to a valid changed circumstance. Fees paid by the lender should be reviewed for compliance with 12 CFR § 1026.19I(3)(i) (i.e.; an increased lender credit to cover an increased fee does not constitute a zero tolerance violation, but a decreased lender credit that was not re-disclosed subject to a valid changed circumstance is a violation and will require a refund).

G.	A difference between the disclosed Total Interest Percentage (TIP) and the calculated TIP (either under- or over-disclosed) should be conditioned. If the difference in calculation is due to the rounding of the loan payment to whole cents as permitted by 12 CFR § 1026.17I(3), this should be noted in the condition.

H.	For loans originated prior to October 10, 2017, any difference between the disclosed Total of Payments (TOP) and the calculated TOP (either under- or over-disclosed) should be conditioned. Effective for loans originated on/after October 10, 2017, the applicable tolerances in 12 CFR § 1026.23(g)(1)(ii) and § 1026.23(h)(2)(ii) (i.e. $35 tolerance for under-disclosure of TOP for loans subject to rescission) apply. TPR will note if a tolerance has been exceeded and, if so, the amount necessary to cure the tolerance violation.

I.	Review to confirm if any changes occurred before consummation that required a new 3-business day waiting period and, if so, if revised disclosures were provided and the required waiting period was met;

1.	If the APR decreases by greater than 1/8 of one percentage point, (or ¼ of one percentage point for an irregular transaction), confirm the disclosed APR resulted from the disclosed finance charge (i.e. the finance charge also decreased).

J.	Review any CDs provided to the borrower post-consummation to confirm revised disclosures and refunds were provided as required and within the required timeframes.

iv.	Written Estimate of Terms or Costs – confirm that any term/cost estimate provided to the borrower meets the content requirements of TILA and is not provided after the borrower has been, or is required to be, provided the LE.

A.	A Written Estimate of Terms or Costs may be provided within the 3-business day period after the lender’s receipt of a loan application as long as the Written Estimate is provided before the borrower receives the LE.

v.	Written List of Settlement Service Providers:

A.	If the borrower was permitted to shop for any settlement services as evidenced by the LE, confirm the Written List of Settlement Service Providers is in the Mortgage Loan File and meets the content requirements of TILA, including providing the name of at least one provider for each service for which the borrower was permitted to shop; and

1.	If the borrower was permitted to shop for a settlement service as evidenced on the LE and the List of Settlement Service Providers was not provided or did not list a provider for that service, the cost of the service must be included in the ten percent tolerance category unless the settlement service provider was the creditor or an affiliate of the creditor, in which case the cost of the service is considered an increase subject to the zero tolerance category. TPR will note if the tolerance has been exceeded and, if so, the amount necessary to cure the tolerance violation. TPR will also note a violation for failing to provide at least one settlement service provider for a service for which the borrower was entitled to shop.

B.	Verify the List of Settlement Service Providers was provided to the borrower(s) at the time of the LE disclosing the applicable service(s).

vi.	Special Information Booklet (“Your Home Loan Toolkit”):

A.	Confirm the presence of the Special Information Booklet (“Your Home Loan Toolkit”) in the Mortgage Loan File or that the Mortgage Loan File contains sufficient evidence that the disclosure was provided to the borrower (e.g., cover letter reflecting the Booklet as an enclosure) on purchase and construction (construction to permanent loans) Mortgage Loans; and

B.	Confirm the Special Information Booklet (“Your Home Loan Toolkit”) was provided within three (3) business days of the date the lender (or broker if applicable) received an “application.”

vii.	A review of the Notice of Right to Cancel, including a verification of the transaction date and expiration date, ensuring proper execution of the Notice of Right to Cancel by all required parties, verifying the disbursement date and determining if a full three (3) day rescission period was adequately provided to the borrower(s);

A.	A condition must be placed if the transaction is a refinance by the original creditor and the borrower was provided the Form H-8 rescission notice. TPR will note in the condition whether or not there was a new advance that is subject to rescission per TILA/Regulation Z.

viii.	Where the loan file contains evidence of a loan modification (other than a modification pursuant to the Home Affordable Modification Program (HAMP), review file to determine if the loan was a true modification that would not require new TILA disclosures. If not a true modification, must be treated as a refinancing for purposes of new TILA disclosures. Review notes / mortgages / mod agreements & determine if existing note / mortgage have been satisfied and replaced. If so, qualifies as refinancing unless:

A.	Reduction in APR with corresponding change in payment schedule (shortening of maturity, reduction in payment amount or number of payments). However, if maturity is lengthened or if payment amount or # of payments is increased beyond that remaining on existing transaction, new disclosures are required; OR

B.	Change in payment schedule or collateral requirements as a result of default/ delinquency. However, if rate is increased or additional credit is advanced beyond amounts already accrued plus insurance premiums, or a fixed rate loan is being modified into an adjustable rate loan, new disclosures required.

ix.	A review to ensure the Mortgage Loan meets the applicable Ability-to-Repay (“ATR”) requirements as set forth in regulations promulgated by the Consumer Financial Protection Bureau as found at 12 CFR § 1026.43. For purposes of such review, where loans were originated by a broker, consider the loan application date to be the date the loan file was received by the original creditor.

d.	RESPA/Regulation X: Review to ensure compliance with RESPA/Regulation X documentation and timing requirements in effect at origination of the Mortgage Loan for RESPA disclosures (Servicing Disclosure Statement; Affiliated Business Arrangement Disclosure; Initial Escrow Disclosure Statement; List of Homeownership Counselling Organizations).

e.	Equal Credit Opportunity Act/Regulation B: Confirm compliance with the January 18, 2014 requirements regarding the disclosure of the right to receive a copy of appraisals within three (3) business days of application, the right to receive a copy of the appraisals at least three (3)

business days prior to consummation and any applicable waiver. The disclosure of the right to receive a copy of appraisals may be met by the disclosure on the Loan Estimate pursuant to 12 CFR § 1026.27(m)(1).

f.	Fair Credit Reporting Act/Regulation V: Confirm compliance with the current FCRA/Regulation V requirements regarding risk-based pricing notice, credit score disclosure and Notice to Home Loan Applicant, as applicable.

g.	Mandatory Arbitration – TPR will report mandatory arbitration provisions present in the loan file.

h.	Single Premium Credit Insurance – TPR will report single premium credit insurance policies or debt cancellation agreements present in the loan file.

i.	TPR will test for state prepayment and late charge restrictions. If a prepayment penalty that exceeds the state permitted penalty has expired, this must be reported.

2.	The following section is applicable to Mortgage Loans with an application date prior to October 3, 2015:

a.	Documentation. Review of the following documents for regulatory compliance:

i.	Initial and final application (1003)

ii.	Note, including all addendums

iii.	Copy of note for any junior liens (if applicable)

iv.	Mortgage / Deed of Trust, including all riders

v.	Final HUD-1 Settlement Statement (“HUD-1”). If the final HUD-1 is missing, TPR will review for compliance using the estimated HUD-1 if available in the file. TPR will report if the final HUD-1 is missing and note in the condition that (a) testing was performed using an estimated HUD-1 or (b) there was no estimated or final HUD-1 in the file available for testing.

vi.	Initial, Final and Re-disclosed Truth in Lending Disclosures (“TIL”)

vii.	Notice of Right to Cancel (if applicable)

viii.	Initial and Re-disclosed Good Faith Estimates (“GFE”)

ix.	Rate Lock date information;

b.	High Cost/Higher-Priced Loans

i.	Review of federal, state & local high cost, higher-priced and/or anti-predatory laws and regulations, including those set forth on Schedule 1. Any loan that is determined to be classified and/or defined as high cost, higher-priced, subprime, threshold, predatory high risk, covered or similar classification/definition must be reported.

ii.	Missing initial application / rate lock confirmation – If missing initial application, missing initial application date or missing rate lock confirmation results in inability to determine application date or rate set date for purposes of high cost / higher-priced mortgage loan testing, vendor will test based on: (1) a 6-month window prior to closing date for missing application date; and (2) all dates between application and closing for missing rate set date. Other evidence in file (e.g. date of initial disclosures, rate lock expiration on GFE) may be relied upon to estimate application or rate set date but will be determined on a case by case basis.

c.	TILA/Regulation Z. Review to determine compliance with the applicable requirements of TILA/Regulation Z including, but not limited to, the following:

i.	A review and comparison of the initial and final TIL, and any re-disclosed TIL(s), with a report outlining any TILA violations, including a re-calculation of disclosed finance charge, proper execution by all required parties, principal and interest calculations, proper completion of the interest rate and payment summary, recalculation of disclosed APR, and a review to determine disclosure differences were within the allowed tolerances and disclosures were provided within the required timeframes;

ii.	A review of the Notice of Right to Cancel, including a verification of the transaction date and expiration date, ensuring proper execution of the Notice of Right to Cancel by all required parties verifying the disbursement date and determining if a full three (3) day rescission period was adequately provided to the borrower(s);

A.	A condition must be placed if the transaction is a refinance by the original creditor and the borrower was provided the Form H-8 rescission notice. TPR will note in the condition whether or not there was a new advance that is subject to rescission per TILA/Regulation Z.

iii.	Where the loan file contains evidence of a loan modification (other than a modification pursuant to the Home Affordable Modification Program (HAMP), review file to determine if the loan was a true modification that would not require new TILA disclosures. If not a true modification, must be treated as a refinancing for purposes of new TILA disclosures. Review notes / mortgages / mod agreements & determine if existing note / mortgage have been satisfied and replaced. If so, qualifies as refinancing unless:

A.	Reduction in APR with corresponding change in payment schedule (shortening of maturity, reduction in payment amount or number of payments). However, if maturity is lengthened or if payment amount or # of payments is increased beyond that remaining on existing transaction, new disclosures are required; OR

B.	Change in payment schedule or collateral requirements as a result of default/ delinquency. However, if rate is increased or additional credit is advanced beyond amounts already accrued plus insurance premiums, or a fixed rate loan is being modified into an adjustable rate loan, new disclosures required.

iv.	For Mortgage Loans with an application date on or after January 10, 2014, a review to ensure the Mortgage Loan meets the applicable Ability-to-Repay (ATR) and Qualified Mortgage (QM) qualifications as set forth in regulations promulgated by the Consumer Financial Protection Bureau as found at 12 CFR 1026.43. For purposes of such review, where loans were originated by a broker, consider the loan application date to be the date the loan file was received by the original creditor.

d.	RESPA/Regulation X: Review to ensure compliance with the applicable requirements of RESPA/Regulation X including, but not limited to, the following:

i.	Good Faith Estimate (“GFE”):

A.	Confirm the presence of the current GFE form in effect at the time of origination. Verify GFE was provided to the borrower(s) within three (3) business days of the date the lender (or broker if applicable) received an “application,” which is to be defined by the lender;

B.	RESPA 2010: Determine whether a valid and properly documented change in circumstance accompanies any re-disclosed GFE containing the following:

1.	any change(s) to loan terms, including any increase in rate after the rate has been locked and/or change to loan program; and

2.	Any increase in fee(s).

ii.	Final HUD-1: Confirm compliance with the RESPA requirements in effect as of origination of the Mortgage Loan including, but not limited to:

A.	Current applicable HUD-1 form was provided;

B.	Escrow deposit on the HUD-1 matches the initial escrow statement amount; and

C.	Verify all sections of the HUD-1 were accurately completed and that information was reflected in the appropriate locations.

iii.	GFE and Final HUD-1 Comparison (RESPA 2010): Confirm compliance with the RESPA requirements in effect as of origination of the Mortgage Loan including, but not limited to:

A.	Review changes disclosed on the latest GFE provided to the borrower to ensure that they were within the allowed tolerances as set forth in the RESPA requirements.

B.	Confirm Mortgage Loan terms and fees disclosed on the third page of the HUD-1 accurately reflected how they were disclosed on the GFE and how the Mortgage Loan closed;

1.	A change in loan amount from the latest GFE to the HUD-1 is acceptable and should not be conditioned. Any other changes to loan terms must be noted.

C.	Review any attempt to cure a RESPA violation to ensure that the proper reimbursement was made and/or a new HUD-1 was provided and that it was done within the required thirty (30) day window.

e.	Additional RESPA/Regulation X Disclosures and Requirements: Confirm compliance with RESPA/Regulation X documentation and timing requirements in effect at origination of the Mortgage Loan for other RESPA disclosures (Servicing Disclosure Statement; Special Information Booklet; Affiliated Business Arrangement Disclosure; Initial Escrow Disclosure Statement).

f.	Equal Credit Opportunity Act/Regulation B: Confirm compliance with the January 18, 2014 requirements regarding the disclosure of the right to receive a copy of appraisals within three (3) business days of application, the right to receive a copy of the appraisals at least three (3) business days prior to consummation and any applicable waiver.

g.	Fair Credit Reporting Act/Regulation V: Confirm compliance with the FCRA/Regulation V requirements regarding risk-based pricing notice, credit score disclosure and Notice to Home Loan Applicant, as applicable.

h.	Mandatory Arbitration – TPR will test for mandatory arbitration provisions in the loan file.

i.	Single Premium Credit Insurance – TPR will test for purchase loans with single premium credit insurance policies or debt cancellation agreements present in the loan file.

j.	TPR will test for state prepayment and late charge restrictions. If a prepayment penalty that exceeds the state permitted penalty has expired, this must be reported.

k.	Georgia and New Jersey – Vendor will report the following loans:

i.	Mortgage loans subject to the Georgia Fair Lending Act and originated between October 1, 2002 and March 6, 2003.

ii.	Cash-out refinance mortgage loans originated between November 27, 2003 and July 5, 2004 that meet the definition of a “covered home loan” pursuant to the New Jersey Homeownership Security Act.

Business Purpose Loan submitted pursuant to this Exhibit and designed by Client as a Business Purpose Loan will be automatically deemed and reported as “Exempt” and Recovco will not perform any ATR/QM Testing or TRID Testing.

Qualified Mortgage

With respect to QM (Safe Harbor and Higher-priced) designated loans, Recovco reviews the loan to determine whether, based on available information in the loan file: (i) the loan contains risky loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

If a loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, Recovco reviews the loan to determine whether, based on available information in the loan file the loan satisfied (i), (ii) and (iii) in the preceding paragraph and reviews the Automated Underwriting System output within the file to confirm agency eligibility.

For each QM designated loan that satisfied the applicable requirements enumerated above, Recovco then determines whether the loan is a Safe Harbor QM or Higher Priced QM by comparing the loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage.

The Review also includes determining, as applicable, whether a loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

General Ability to Repay

Recovco reviews the loan to determine whether, based on available information in the loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer’s current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer’s employment in determining repayment ability, the consumer’s current employment status; (iii) the consumer’s monthly payment; (iv) the consumer’s monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer’s monthly payment for mortgage-related obligations; (vi) the consumer’s current debt obligations, alimony, and child support; (vii) the consumer’s monthly debt-to-income ratio or residual income; and (viii) the consumer’s credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.

Note: for loans designated as QM – agency eligible, Recovco will not review for compliance with the requirements of Appendix Q or General Ability to Repay.

Recovco reviews loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). Recovco does not represent or warrant that the factors for which it is reviewing the loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a loan. Recovco’s review is based on information contained in the loan file at the time it is provided to Recovco to review, and only reflects information as of that point in time.

VALUATION REVIEW:

For each Mortgage Loan, Recovco performed Property Valuation Review Services in accordance with the following waterfall:

The value of the underlying property. Recovco’s review will include verifying the appraisal report was (i) on the appropriate form, (ii) materially complete, (iii) in conformity with the guideline requirements for the property type in question, (iv) completed by an appraiser that was actively licensed to perform the valuation, (v) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the guidelines restrictions, (vii) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, Recovco’s review will (i) review the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensure that such comparable properties are within standard appraisal guidelines; (ii) confirm the property value and square footage of the subject property was bracketed by comparable properties, (iii) verify that comparable properties used are similar in size, style, and location to the subject, and (iv) check for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of Recovco’s review include (i) verifying that the address matched the mortgage note, (ii) noting whether the property zip code was declared a FEMA disaster area classified as IA (Individual Assistance) or IH (Individual and Household Assistance) after the valuation date and notifying the Client of same, (iii) confirming the appraisal report does not include any apparent environmental problems, (iv) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (v) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vi) confirming that the value product that was used as part of the origination decision conforms with rating agency requirements.

If more than one valuation was provided, Recovco will confirm consistency among the valuation products and if there are discrepancies that could not be resolved, Recovco will create an exception and work with the client on the next steps which may include ordering of additional valuation products such as collateral desktop analyses, broker’s price opinions, and full appraisals. If the property valuation products included in Recovco’s review result in a variance of more than 10% then the client will be notified of such variance. If CU Score of 2.5 or less was allowed, then nothing further was required.

For each Mortgage Loan, Recovco will perform Property Valuation Review Services as indicated in the terms below:

1.	100% of the Loans: Recovco will review the origination appraisal for the following items: (i) the age of the appraisal, (ii) verification of the property address, (iii) completeness and accuracy of the appraisal form, (iv) verification of the appraiser licensing, (v) the comparable sales analysis including age, distance, and adjustments, (vi) zoning concerns, (vii) appraisal was performed using approved forms, and (viii) made on an “as is” basis.

2.	Additional valuation: Recovco will review the additional valuation provided from origination or ordered upon request: (i) the age of the valuation, (ii) verification of the property address, (iii) completeness and accuracy of the valuation form, (iv) the comparable sales analysis including age, distance, and adjustments, (v) zoning concerns, and (vi) made on an “as is” basis.

Modification Review

Recovco reviewed and collected the most current modification loan terms that best match the data tape.

NRSRO GRADING CRITERIA:

Upon completion of the loan file review, Recovco assigned grading which considered factors based on the review criteria, product, and NRSRO requirements.

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the following:

CREDIT EVENT GRADE
A	The loan meets the published guidelines without exception or waiver. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable. QM designation status has been confirmed.
B	The loan does not meet every applicable requirement of the underwriting guidelines; however, the majority of requirements are met, and strong compensating factors have been document in support of guideline exceptions.
C	The loan does not meet every applicable requirement of the underwriting guidelines due to limited, weak or no compensating factors to support the exception. Status of occupancy, employment, income and asset were not remedied or were remediated post-closing. Fully supported. Fraud was identified and/or credit document defects were not remedies or were remediated post-closing. Lender/aggregator QC designation was not confirmed. The loan file was not provided for review or not sufficiently document in order to complete the review.
D	The loan file was not provided for review or not sufficiently document in order to complete the review.

REGULATORY COMPLIANCE EVENT GRADE
A	Loan is compliant with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. The loan has met ATR standards as documented by the originator and if applicable has been verified as a qualified mortgage.
B	Identified exceptions have been determined to be non-material and will not impact the enforceability of the loan and/or remediation of material defects has taken place and the remediated exception will not impact the ability to foreclose. All cures are fully and appropriately documented.
C	The loan does not meet every ATR standards, is missing required disclosures or contains inaccurate disclosures which have not been/cannot be remediated and/or a benefit to the borrower cannot be determined. The agreed upon loan terms do not align to legal documents and/or legal documents were not appropriately executed.
D	The loan file was not provided for review or not sufficiently document in order to complete the review.

VALUATION EVENT GRADE
A	Value is supported and within 10.00% of the original appraised value, the property is 100% complete and property and valuation meet the required underwriting guidelines.
B	The property is complete but may require minor repairs that do not affect the habituality, marketability or value or allowable incomplete repairs are supplemented with a builder holdback agreement as required by underwriting guidelines.
C	Value is not supported within 10.00% of the original appraised value, the subject property constructions is not complete and/or appraisal was not on an as-is basis and final inspection is not documented. The appraisal was not conducted on an approved form and/or appraiser was not appropriately licensed.
D	The file was missing the appraisal or there was insufficient valuation documentation to perform a review.

OVERALL EVENT GRADE
A	Loan meets Credit, Compliance, and Valuation guidelines and has sufficient accuracy and completeness of data to conduct a thorough review.
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit; is in material compliance with all applicable laws and regulations; and the value and valuation methodology are supported and substantially meet published guidelines.
C	The loan does not meet the published guidelines; and/or violates one material law or regulation; and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform an adequate review.

FINDINGS SUMMARY:

OVERALL REVIEW RESULTS
NRSRO Grade	Count
A	356
B	96
C	1
D	301

CREDIT REVIEW RESULTS
NRSRO Grade	Count
A	479
B	47
C	0
D	228

REGULATORY COMPLIANCE REVIEW RESULTS
NRSRO Grade	Count
A	559
B	96
C	1
D	98

VALUATION REVIEW RESULTS
NRSRO Grade	Count
A	690
B	9
C	1
D	54

DATA INTEGRITY REVIEW RESULTS SUMMARY TABLE:

For the 754 mortgage loans included within the Data Integrity population below list the results of the discrepancies

Field Name	Loan Count
B1 Citizenship Status	9
B1 SSN	5
B2 SSN	1
Borrower #2 First Name	1
Borrower #2 Last Name	1
Borrower DTI Ratio Percent	191
First Payment Date	10
Lifetime Downward Rate Change Cap	7
MI Coverage Amount	2
Number Of Units	13
Occupancy at Origination	5
Original Appraised Value	43
Original Balance (or Line Amount)	4
Original CLTV Ratio Percent	14

Original Note Doc Date	13
Original Standard LTV (OLTV)	13
Original Stated P&I	5
Original Stated Rate	1
Property State	2
Purpose of Transaction per HUD-1	5
QM Status 2	76
Representative Score	50
Sales Price (HUD-1 Line 101)	6
Stated Maturity Date	3
Subject Property Type	2

Final Loan List for Due Diligence Review

Count	Recovco Loan ID	Loan #1	Loan #2	Count	Recovco Loan ID	Loan #1	Loan #2
1	KAYLN13DPUB	200000104	200000104	378	D31XP54T5SN	774929	300005293
2	VQA3FRGIIDP	200001859	200001859	379	3KZTJ2MOMEX	774930	300005294
3	XR2DAO1R1UV	200001862	200001862	380	CGJEOKMTQSE	774931	300005295
4	GNYHAIHGNWE	200016261	200016261	381	68924872	774933	300005297
5	AHGPQ0VOAYB	200016263	200016263	382	81742421	774938	300005302
6	BKJY5JAKL3G	200016292	200016292	383	28681948	774940	300005304
7	CHBUFROC0NY	200016306	200016306	384	3848849	774941	300005305
8	20PMWRCRZS0	200016314	200016314	385	15755581	779403	300005562
9	VFGVTVS4HIH	200016327	200016327	386	33554705	781827	300005564
10	3ZN2ZW3SHQ3	200016336	200016336	387	8569472	782016	300005565

11	YJCZRXVPF2E	200017071	200017071	388	87684147	782017	300005566
12	TUZO2DMWKEW	200017076	200017076	389	61631523	782018	300005567
13	SUDCMKGHSGK	200017077	200017077	390	34854379	782019	300005568
14	FMTCPZF14ZU	200017079	200017079	391	10894038	782021	300005570
15	1FP31VQ4NDM	200063333	200063333	392	52778315	782023	300005572
16	EIBMS2C1VYU	200063361	200063361	393	96799107	782024	300005573
17	LCTODONTPZF	200063383	200063383	394	76930263	782025	300005574
18	GZIUTTOL2ML	200063429	200063429	395	62603832	782111	300005585
19	YPEMY1EUT2H	200063465	200063465	396	71768195	782497	300005582
20	YWQFTJDSNX2	200063479	200063479	397	10790414	784190	300005658
21	0CTSCZMGWOH	200063484	200063484	398	55982856	784204	300005672
22	DBCTSOMY1LN	200063487	200063487	399	55849183	784208	300005676
23	BTUAVLZ2FAC	200063761	200063761	400	70819939	784219	300005687
24	SI0QJYBUSKZ	200063784	200063784	401	13328560	784222	300005690
25	5KQCFV4SIZW	200063790	200063790	402	80256587	784246	300005714
26	0YVEWLX5QPO	200063799	200063799	403	54552614	784248	300005716
27	DCAKXYKHNS2	300000205	300000205	404	57946555	784278	300005650
28	K1INNDMD4GZ	300000279	300000279	405	65088519	784311	300005728
29	ZXRO40ZNUE4	300000280	300000280	406	14220578	784313	300005730
30	ZZSSJBYMYWH	300002994	300002994	407	26148028	784814	300005733
31	1A0BHHOGCVT	300003001	300003001	408	51650031	784826	300005745
32	QIMSYMICB10	300003008	300003008	409	86284832	787510	300005274
33	JB13VODD5GQ	300003019	300003019	410	9152997	789352	300005773
34	5GWCNMZCQEI	300003034	300003034	411	94894828	789354	300005775
35	XZFEOUAEPA1	300003035	300003035	412	E2Y43U0WC2Z	789567	300005801
36	KP41TF2JMUA	318971	200003019	413	AHKC5DAXCVF	789570	300005804
37	BBPNTHW2JSI	325571	200003048	414	1RRYZ3CL0YK	789571	300005805
38	OIBRKYXDZ3P	335607	200011873	415	REH4HL34XPW	789572	300005806
39	0URSNS5OOW3	339122	200012918	416	JXCHUKAGUAV	789573	300005807
40	UF2QSYQ2DFC	3393876085	200034718	417	L1QH1MGD221	789781	300005800

41	GH5GFWLCJMQ	3396680462	200039715	418	GRGFVKMRXPT	790676	300005811
42	ETQUXSXUCG2	339699	200012954	419	31WGGB1MPTU	790678	300005813
43	LBKLEQUPUST	344004	200015886	420	4193226	790694	300087228
44	JKANJQ52J1S	357498	200017128	421	XLK4OGDCUMV	791099	300005794
45	43ZSENWCAUV	362515	200017258	422	BS3JZ2H0LOI	791100	300074547
46	MGHBVSHRIWR	364434	200017295	423	MRK0N2HCDHH	791101	300105862
47	UAU2QTP4S3E	366673	200017351	424	9887941	792633	500001373
48	MOIVVMIES1X	376042	200018019	425	16121058	793223	300097310
49	OVO3RVAIQNI	391322	200018114	426	T4WTALXVFPZ	794328	300060819
50	Q5KKFKBS4ES	391323	200018111	427	O3Z3WKH0ESV	794330	300067948
51	K1KV255ZSO0	402778	200034824	428	PNHYJYZC5GF	794331	300076428
52	S21NGQCU3OS	407349	200036981	429	96946087	794979	500001718
53	T5HQWMYJ0G0	415787	200037325	430	82227723	794981	500001733
54	BX0NTI1W2AP	431007	200038841	431	31994348	794985	500001749
55	4OT2MGIB3BB	432115	200038858	432	891197	794995	500001766
56	XPL4FJ0KZ5O	439650	200039799	433	66243933	794999	500001772
57	HRWLN5TQCBZ	442825	200040209	434	98900255	795001	500001788
58	PQ2X3S5XVSO	447929	200049521	435	58852288	795006	500001805
59	3INSAXGS05G	451405	200049861	436	67239057	795007	500001810
60	20165630	454809	200049940	437	30006141	795010	500001828
61	87725457	454811	200049942	438	IGFKQOJWOF0	795586	500001370
62	STNL0M22H2D	454953	200049877	439	IPL3VQSFVQK	795697	300005812
63	1QJJTEXPGMQ	456922	200049566	440	JUWPYG00CGR	795698	300005815
64	DIOHG0KWMKC	457797	200050107	441	49330366	795901	500002096
65	41BJ4KBODNT	458730	200050126	442	N0WEJBXFWCV	796720	300005816
66	PGGKTAR02NI	460285	200050156	443	IOGJFCOHFYI	797094	500002911
67	ODPVY5DJL1W	469494	200054876	444	FILPH1XRTLV	797095	500002917

68	86334129	469830	200054889	445	0E5H13OKP3H	797097	500002919
69	JFHFHK4W13Q	470627	200054911	446	YCQJQP04C4G	797186	300075537
70	48219711	473706	200055418	447	N3M4Q3CSHNH	799853	500003042
71	3FH2ZR2LJNE	520346	200063280	448	QWVZBGPHJFP	801836	500001580
72	NYSTPC3YT10	523914	200063304	449	Z2KWD20ID3N	801885	500003279
73	4FQRGHU0BUO	556824	200063384	450	3SJDCH4W5K2	802288	500003498
74	GXYTN1ZJ4N1	559890	200063713	451	IVZ3GEOLJZG	802948	500004442
75	YAGWUOQJ402	564322	200063781	452	1SRQ5VPO5B4	803513	500004029
76	F0J2QAO2E5Y	573322	200063731	453	DJF05I5QKEL	804477	500004035
77	74058265	573721	300000284	454	KQJVTQ5TK3R	805002	500004768
78	FPJFKRBUTBA	574587	300000304	455	X3ZH2ZVYNJK	805004	500004775
79	64434948	575519	300000404	456	UDVO2C4F0RC	805638	300083914
80	57871291	575530	300000398	457	YQXNY3KSM2A	805946	500004130
81	X10T3FUVMAK	576274	300000413	458	UB30TEMTEU3	806455	500004460
82	65471386	577617	300000406	459	ZIQR1M51FPY	806456	500004462
83	30161302	577619	300000408	460	KBQQVQITLNM	807325	500004765
84	788276	579376	300000402	461	Y5WBAVJXPNX	808587	500004631
85	4CVWVYXZBVN	579471	300000466	462	HIX52GNITDI	810317	500003174
86	NDPY3TY5JVR	579472	300000467	463	NHKY3SLBART	810323	500003186
87	99853659	580104	300000485	464	ZOZRLPRGPDC	810325	500003189
88	63962037	580113	300000494	465	CGMBDOD4KHS	810328	500003192
89	97927065	580116	300000497	466	AC1RW50A0BU	810329	500003197

90	15918499	580118	300000499	467	TVXE1OB0SWH	810331	500003204
91	30879910	580120	300000501	468	HYCL12JTATJ	810332	500003205
92	54694106	580121	300000502	469	KODFXT0Z3UV	810772	500005933
93	40717900	580123	300000504	470	1EQYP4U3XMS	810844	500005235
94	FHOGH4LMWEN	583725	300000519	471	IRTONAZABNR	811050	500005589
95	50514833	585646	300000554	472	ILXA1XSTCMX	811288	500005162
96	73473308	590175	300000768	473	YOJYE1KAK2H	812746	500006526
97	96746882	590453	300000762	474	G4VNJY2CJLF	813185	500006664
98	52742214	590486	300000548	475	UNP20KNITXM	813331	500006407
99	26588325	591898	300000828	476	40MSYYI455S	813332	500006409
100	62799960	591899	300000829	477	SCMPNXYR015	813333	500007069
101	8497832	592076	300000820	478	TYJLH55CIMD	813933	500005232
102	11606342	592220	300000835	479	JMHJI2HAV4G	814391	500007074
103	22310939	592494	300000771	480	GUH5T5HDCVA	814392	500007075
104	84773905	593366	300000882	481	PWZ153GX34U	814425	500007257
105	62967033	594911	300000883	482	SXBYU0BLMUT	814582	500007262
106	72996370	595245	300000964	483	UAQWHMOL0ZS	815011	500006232
107	48058815	595590	300000817	484	ZZCSOQNAS2B	815074	500006887
108	72800245	597598	300001312	485	CUKDGWEALLN	815075	500006889
109	51414641	597628	300001310	486	RQNB2YDZOOX	815076	500006893
110	67521882	597637	300001299	487	DL1GP5WLT0T	815077	500006894
111	22104539	597638	300001300	488	KYHIK1SLVNI	815078	500006898

112	23538209	598280	300001545	489	IHD3RGNUG0F	815079	500006899
113	37594620	598351	300001530	490	VZPZQ15MVQG	815080	500006901
114	3173269	598358	300001537	491	OJR05WN3OB1	815081	500006902
115	64186404	598918	300001547	492	NMKMSV0DF0L	815082	500006903
116	48242629	598925	300001555	493	1AL11BYY0JP	815083	500006904
117	53897882	601459	300001318	494	U0G0XAMUCQE	815088	500006916
118	17844796	601685	300001616	495	00AMCWBJB01	815089	500006919
119	9292196	601686	300001617	496	PFWWCGH3HVK	815090	500006921
120	82401791	601687	300001618	497	CYSLYAI0DJK	815092	500006928
121	91151551	601694	300001625	498	FQOOPNZSG2K	815093	500006940
122	21310466	601695	300001626	499	J3MA42IQVKK	816066	500007150
123	71156281	601696	300001627	500	K22K3BBHWOC	816067	500007151
124	20052956	601697	300001628	501	TCYEKTLNX2G	816069	500007482
125	1830230	601698	300001629	502	R01HI2E1XWR	816072	500007485
126	35320282	602347	300001642	503	WFPACZNOX3A	816074	500007487
127	89828660	603949	300001714	504	J5NF3RZKJWF	816075	500007488
128	54244592	603953	300001718	505	MML3GPP5FNX	816076	500007489
129	75362965	604493	300001709	506	POIP5N1VBZA	816077	500007490
130	14919954	604850	300001704	507	CFGJ2GQ21L4	816078	500007491
131	97738959	605011	300001757	508	22UBPF4BEGB	816080	500007493
132	99330271	605361	300001758	509	GLIHBWZVQEK	816081	500007494
133	33853904	607337	300001764	510	34415GU2XEY	816082	500007495

134	16703869	608477	300001798	511	TQAY1RAJAEQ	816083	500007498
135	84942758	608480	300001801	512	WIZ2ZTHTL40	816282	500007334
136	43271656	608483	300001804	513	HYSU24LXJVR	816831	500006254
137	15861801	609953	300001827	514	WXDWIXPTDSJ	817328	500007565
138	92002363	609955	300001829	515	0JQHQ3ITSEM	817416	500008009
139	92717169	611506	300002115	516	AT3EER1AKG2	817846	500007786
140	81939973	611687	300002116	517	XCJX1MLOIOV	817891	500007564
141	34592625	611806	300002182	518	243Q2UYEK01	818871	500007696
142	5550019	611808	300002184	519	J5C4ATUQ4FB	819239	500007767
143	58732972	614537	300002212	520	FJ3TUINPB3O	819348	500008303
144	71240148	615457	300002244	521	KUZXHGV4UQU	819349	500008322
145	83014826	616333	300002117	522	NQRUJMUPNRG	819350	500008323
146	77950200	618785	300002286	523	0BSFIRGPYKS	819352	500008342
147	86424702	622198	300002372	524	1G4ZD4WY2EE	819353	500008388
148	31079666	622349	300002373	525	75091337	819354	500008401
149	DVC4C1PP5NL	6260037436	200037170	526	DB2BVNQH5MV	819355	500008403
150	12205165	626410	300002509	527	A2ZSCOARGQD	819357	500008408
151	34801656	627988	300002526	528	21V1L3CRDNP	819361	500008490
152	82362784	628090	300002518	529	LSTEYHUZCEB	819362	500008497
153	87946519	628318	300002566	530	PT3XDM5J0UO	819363	500008501
154	95715677	628596	300002577	531	PDNAN0CCXLO	819364	500008504
155	2526724	628597	300002578	532	L3Q2MAHHJJW	819365	500008521
156	95260203	628599	300002580	533	W4KOULPEWIB	819366	500008522

157	38690748	628605	300002586	534	T5VZHNXXM1L	819367	500008526
158	W3M3RIXJOY5	628607	300002588	535	SAFJOEAVMUJ	819368	500008531
159	92995550	628612	300002593	536	MJ1R0GKKQ52	819369	500008535
160	38262618	628615	300002596	537	H10FWYQVU5M	819372	500008552
161	67882115	628618	300002599	538	BR2V343JXYN	819373	500008555
162	82258225	628816	300002611	539	4W42IPK4HMZ	819375	500008560
163	27091825	629211	300002618	540	MKWSSBAXPRF	819377	500008564
164	11946471	629212	300002619	541	U3HXYSMEMXM	819378	500008565
165	42082463	629214	300002621	542	GXZUQHIJ0BA	819379	500008567
166	40892146	632331	300002729	543	VLJREELGHN4	819542	500008275
167	47712636	632765	300002758	544	32IC1J2TZYV	819905	500007521
168	31005409	632768	300002761	545	PZWGDIWFTMH	819906	500007523
169	42133804	632781	300002760	546	XQ4N20KIOUU	821164	500007275
170	74314401	633317	300002639	547	2ZGGQHEHFPU	821758	500007605
171	74664884	633785	300002774	548	1XDH35BS0ZV	821759	500007607
172	58358336	634909	300002773	549	POV422KTELI	821760	500007609
173	37947324	636203	300002734	550	QFKK1SR3XUT	822199	500007086
174	5961737	636205	300002736	551	GX5U1UHZPF4	822561	500007271
175	1236008	637585	300002853	552	C0KLZ3VNUAT	822632	500008617
176	30220142	638308	300002892	553	OM5LA2VQQAY	822880	500009976
177	79606070	639230	300002844	554	I4QPLP0I3QW	822882	500009978
178	51891055	639354	300002845	555	04X3JIQFXMD	822883	500009981

179	88208999	639429	300002895	556	ORTT0WYBZON	822884	500009982
180	87006165	640052	300002911	557	MB0UNKORIRM	822885	500009193
181	98343877	640445	300002904	558	DPQTVPH2CXJ	823394	500009541
182	47163955	642325	300002959	559	DG0BFABCYZU	823395	500009542
183	10773043	642330	300002964	560	KKJWU4YWS5Y	823397	500009547
184	52383566	642331	300002965	561	0ZSX5DNZWJ2	823713	500009972
185	82044283	642332	300002966	562	TWRPVT5LFBE	823722	500009443
186	85956853	646694	300002971	563	HV5QPXJM4PX	823723	500009455
187	40443868	649597	300002987	564	WXYEWV0SGCG	823816	500009228
188	80399853	654039	300002955	565	NLHJDA0A2UB	823817	500009231
189	OPULHMNOUQH	655571	300003002	566	TM1PVUX5EXV	823818	500009232
190	LSTXGNLI2BO	655598	300003029	567	VWZ5I1BBEMP	823819	500009238
191	57184653	655687	300002989	568	MROX3E2OZZF	824525	500009461
192	9805701	656261	300003038	569	002ORNKY4Q4	824526	500009470
193	95581328	656263	300003040	570	VXYTCAUN0AL	824602	500007060
194	53114140	656266	300003043	571	FG1KUPAD5JT	824607	500009595
195	1185169	656267	300003044	572	Q5DPT3YIGMB	824692	500010308
196	23307511	656269	300003046	573	IWFPHNRWZ2B	824693	500010312
197	16687552	657641	300002848	574	LSFJJZI2FHC	824746	500010240
198	82689283	657642	300002849	575	SICADS2533T	824747	500010257
199	61820324	657644	300002850	576	JT1GXLUDQRA	826135	500010286
200	66101255	657645	300002851	577	LTBZKEHDDMQ	826346	500010553

201	19931937	658748	300003065	578	AIZPNVR031H	826353	500010588
202	60101926	659424	300003071	579	WHHUESVLS2M	826452	500007533
203	77591118	663748	300003103	580	OKX5M1T5DFK	826497	500010642
204	64331709	665333	300003241	581	EPYVJ54R4SQ	826499	500010644
205	59203182	665727	300003224	582	B354S3DUGOZ	826500	500010645
206	26870847	665966	300003062	583	SLJBI032BHH	826502	500010647
207	70852221	666965	300003248	584	D00TMC3I10M	826503	500010648
208	48209910	668220	300003277	585	E0KDMIRK1TB	826504	500010649
209	27999329	668571	300003212	586	1OZJHQDOFW1	826506	500010651
210	795466	668578	300003219	587	42LA44PJJC2	826507	500010652
211	35913529	668579	300003220	588	G3YW4AXT0YW	826508	500010653
212	9561774	668580	300003221	589	FRCHTL2PCW5	826509	500010654
213	79314307	668756	300003284	590	324TL3GKE40	826510	500010655
214	26714838	669579	300003280	591	QHF2FIA0RLA	826511	500010656
215	29444263	669739	300003315	592	AZN3WEOOV24	826512	500010657
216	11448175	670363	300003318	593	WAPTOTL4R4B	826513	500010658
217	517258	671985	300003288	594	ERG3DFFDT0Y	826514	500010659
218	89083086	673676	300003319	595	2OJQ1AIVGPR	826517	500010662
219	53085274	674325	300003346	596	ZE5HCK42CIW	826782	500008590
220	44729724	674327	300003348	597	CQ2GHNJVIPS	827133	500011113
221	24414796	674332	300003353	598	GWH4POZ35MF	827134	500011116
222	88436450	674335	300003356	599	JFJQ14BWRU0	827135	500011119

223	42077213	674337	300003358	600	HUNVLB2HXLR	827136	500011120
224	61169023	674338	300003359	601	NR0VGGIMIHP	827157	500010900
225	93545862	674345	300003366	602	5HJD03I04I1	827159	500010905
226	52989843	674347	300003368	603	5K40BYZ5P21	827392	500010766
227	89608169	674348	300003369	604	UZ2L03POBOQ	827439	500009861
228	57082232	674356	300003377	605	DBHMWHAWN4V	827440	500009863
229	83290829	674357	300003378	606	R0XNKGE5QK5	827441	500009870
230	26726626	677483	300003402	607	DYLR5OSI4FR	827443	500009876
231	43408967	677885	300003404	608	KSZKZ0GOASX	827445	500009881
232	34223323	678455	300003419	609	DRJO4GEZSSN	827447	500009894
233	38172894	678578	300003414	610	UZWZTLFY3CY	827511	500010426
234	86109848	684313	300003489	611	3GT415EWD3M	827519	500011216
235	71183509	684315	300003491	612	5Z2IUSPFXPS	827833	500010921
236	31784120	684432	300003445	613	2YDBYAYHE05	827834	500010924
237	38415128	685091	300003498	614	ZNBHY4QYZ5G	827835	500010927
238	66373568	685764	300003686	615	MAD10MS13PG	828232	500010609
239	28863496	685808	300003689	616	LS1CZG1XLBP	828233	500010610
240	38390316	686400	300003723	617	YOR2NOPVDEO	828444	500010595
241	82568585	687331	300003742	618	1TZKFZFPLKP	828829	500010205
242	94429815	687466	300003727	619	5CADE3YZSME	829695	500011170
243	BDOXQD1W0GB	690129	300003731	620	OJ3OKPLB4QM	829830	500010406
244	56532026	691268	300003806	621	ZLBPKR3UIQO	831303	500011755

245	57747452	691303	300003780	622	3PXSN1FY3AT	831304	500011756
246	3ZAUZEZ214E	691307	300003784	623	ZOZZX2DHMJQ	831305	500011761
247	74449425	691311	300003788	624	0CKRG0EB4RT	831306	500011766
248	8673600	691313	300003790	625	FWT5EMHUNGR	831550	500011336
249	3242243	691315	300003792	626	FACJOHDUIQ2	831560	500011408
250	63691659	691316	300003793	627	SBXW2UGSLKH	831561	500011413
251	97362077	691317	300003794	628	SZ1ROHEVX5Y	831562	500011415
252	HYSIOSRYJFB	691319	300003796	629	JCDLXCPRIBO	831563	500011421
253	65128616	691320	300003797	630	2YE4WKYCDY2	831564	500011422
254	15078094	691322	300003799	631	XVEUZQMPG24	831565	500011499
255	89013744	693612	300003858	632	IRTZBOB1KJJ	831569	500011556
256	23774616	696087	300003925	633	L54DJPT0YXM	832355	500006977
257	53090420	696846	300003785	634	YBVL0XTCYIJ	832356	500006978
258	54658258	698064	300003996	635	P35SUYFYRSG	832976	500011204
259	17505503	698066	300003998	636	TR0HNZMOTJU	832979	500011208
260	31307832	698069	300004001	637	JIUD5EYRJP2	833381	500012294
261	92931234	698070	300004002	638	2FNMAVIFZC1	833382	500012295
262	56013128	698073	300004005	639	JVSFKZO0KCM	833383	500012296
263	7432931	698078	300004010	640	TI4D3SI1QEW	833749	500010418
264	40097183	698083	300004015	641	IMTXOK0FTO2	833782	500013333
265	3816710	698085	300004017	642	51Y42LMDSYU	833865	500013067
266	21590356	698086	300004018	643	YR1MCMADVC3	833875	500011986

267	80433234	698087	300004019	644	2RB2HOLPT1B	833882	500012032
268	85325756	698658	300003993	645	WCOKQWDVYZI	833883	500012041
269	46184716	698902	300004033	646	ODMU4Q5DZL5	833885	500012049
270	93580088	703469	300004096	647	OOESQMUKIYC	833887	500013402
271	68934531	708911	300004093	648	RMW2DUBMRBZ	833888	500013403
272	86113414	709300	300004168	649	PTBZECI4TEB	833889	500013405
273	66913134	709806	300004206	650	0RNSHIUCN32	835631	500013254
274	51135872	709838	300004230	651	I1MXF5H5440	837848	500013366
275	79105070	709868	300004250	652	FQLRZ3AUS5B	838752	500010898
276	46066296	712777	300004182	653	A2GVAZIFNV0	840238	500012022
277	50591992	715068	300004389	654	IA2GQ0PUJ43	840332	500013527
278	6499273	723020	300004447	655	TAICXPZUTBP	840333	500013530
279	4091342	727915	300004538	656	YOHZPDAGFTW	842001	500014658
280	32065058	728006	300004596	657	UDU4YPHNURW	842002	500014663
281	85752370	728008	300004598	658	BT4ZMQ5UTRI	842003	500014703
282	70000027	728781	300004527	659	OQSINFKU5U5	842851	500015107
283	18640753	728864	300004185	660	0YTFQGHZKY3	842853	500015109
284	70045618	728955	300004601	661	0WWZ0VQ3YQA	842854	500015110
285	13937083	729113	300004616	662	PKTTKFPR1XM	846944	500013570
286	97786391	731665	300004683	663	VP2JUL4UYTG	943356	500028918
287	50561129	735755	300004531	664	H53VWPXP5XZ	985002	500033586
288	22282787	737381	300004528	665	U4K3T5LAECW	1001175	500036901

289	24274351	739662	300004750	666	ODPIK4LFHVI	1006135	500036931
290	18277921	740676	300004772	667	3ZE14SK10RR	1009206	500037560
291	38790380	741232	300004774	668	UC5NHVVS50K	1013067	500038296
292	63852130	741233	300004775	669	4EG5XE15ZBS	1014656	500038337
293	7096419	741488	300004782	670	TGIEM5EY4BK	1019059	500038537
294	4770370	741492	300004786	671	2XUYDAAKJDJ	1021618	500039433
295	75538241	741502	300004796	672	VWTMHDYRPYZ	1021620	500039435
296	46298180	741503	300004797	673	4NGLUEZBL3O	1021621	500039439
297	78041506	741505	300004799	674	A4L3A1VHASB	1021622	500039444
298	84541314	741506	300004800	675	KP1RGC3ZSKW	1021624	500039450
299	98481767	741509	300004803	676	3JV32YOEFRW	1021625	500039463
300	13386105	741514	300004808	677	SONA5R5QQRY	1021626	500039477
301	83365336	741518	300004812	678	NS13BIUJA1G	1021627	500039478
302	90505258	741519	300004813	679	LKEUNLM5DRY	1021628	500039482
303	57691641	741526	300004820	680	MZPCVH0MTHY	1021629	500039490
304	86240346	741528	300004822	681	XTIXW4T1015	1021630	500039493
305	20425681	741529	300004823	682	GDD1AZSZ4DA	1023698	500039632
306	12905593	742047	300004779	683	ZVSRRG4VHB3	1023745	500039268
307	28816548	743080	300004840	684	F3JT5RS1KGE	1039378	500041749
308	26948600	743973	300004881	685	KG3XCJ5FIRW	1039379	500041753
309	4412923	745469	300004904	686	F25W5FXNBS1	1040320	500041748
310	40423512	746622	300004907	687	90155161	602835	300001378
311	71948706	746624	300004909	688	T3QHDTMTOQ1	814390	500007073

312	42524573	746626	300004911	689	QT4UTJI0N32	816065	500007149
313	5976091	749258	300004914	690	FAU2FDEAHHW	816830	500007511
314	58384748	750173	300004917	691	MYXNKLZBGJD	822198	500009265
315	44271694	750569	300004876	692	OEKB13VEJFA	823271	500010234
316	39613272	750571	300004878	693	J2QT4SN5SLL	823820	500009239
317	AS5KBV3ZCJT	750883	300004929	694	WTGNGIU44SF	824603	500007061
318	68597855	750885	300004931	695	L2QH4E2D43L	826349	500010583
319	73754561	751082	300004942	696	CGGZMSKFDXJ	826352	500010586
320	81574949	753049	300005017	697	EKBDB5DLCZH	827390	500010711
321	93229754	753116	300004916	698	1NVDV5YUPJG	828234	500010613
322	8019996	753469	300005036	699	QKG1MW2Z3ZW	828499	500009985
323	35889248	754355	300004845	700	0TQYA1U2VID	828893	500010899
324	TD335KW0BT4	755452	300004927	701	BUUVMARPWPS	831551	500011337
325	OTF4Y01Y25L	756412	300004930	702	Z5UA0YPATLV	831552	500011339
326	78853600	757574	300005140	703	V3N0G5RMAPJ	831554	500011341
327	48786860	757576	300005142	704	SMG3TVWS1PI	831557	500011385
328	80603022	757577	300005143	705	1WKA3LPAUUV	831558	500011388
329	5574283	757578	300005144	706	PH0JEGRQO4C	832030	500012082
330	75174347	757580	300005146	707	3JXTCQVJ3IM	832031	500012084
331	84441317	757595	300005161	708	I32T31XCWM4	832617	500011967
332	71958285	757597	300005163	709	OBUJ02SPWGX	832618	500011968
333	59906294	757599	300005165	710	2Z4YEXJ2GEL	833269	500013054

334	29422362	757606	300005172	711	HH5KMHRIESD	833329	500012254
335	7219505	757622	300005188	712	RONXLY50W2E	833330	500012255
336	23945524	757624	300005190	713	XL0VUEOARRZ	833879	500012019
337	11845715	758668	300005061	714	O2YR2YLIW52	836139	500013369
338	65671779	758672	300005065	715	C50XXW4CVZG	838859	500013370
339	60545733	758676	300005069	716	JZQ4ACD1ERF	841999	500014644
340	26979749	758681	300005074	717	YIKML343EOV	842004	500014747
341	87533257	758687	300005080	718	0Q4UXTVMP5M	842305	500012298
342	89117763	758688	300005081	719	PUMDHK1HEP1	843008	500015120
343	54854216	758693	300005086	720	XLQQJ3EFAJ1	846947	500013590
344	73026650	758695	300005088	721	UQFYIFPGRK5	846949	500013601
345	18236243	758697	300005090	722	ULUA1KAJG41	860919	500020233
346	64394319	758700	300005093	723	O1KQYUM1IFM	860920	500020237
347	31990920	758701	300005094	724	KXMLPKY0MO1	863889	500019157
348	39286215	761042	300005234	725	SHFE0LYKKLR	882607	500020890
349	24945776	761174	300005134	726	PMYA3WCVKBK	884721	500021407
350	16115600	761178	300005226	727	23WOBIN4VDD	885254	500021584
351	43823548	761180	300005228	728	LY1ZXF4TSU0	891375	500023231
352	97153436	762274	300005096	729	ED0SOX0K45N	925636	500027472
353	93549785	762567	300005233	730	TCNFW2FCBIY	935164	500028079
354	5368365	762629	300005070	731	GWTVEUK1KIR	943357	500028928
355	73648276	762677	300005241	732	ZLONUDE2ZE3	945098	500029545

356	2374108	762678	300005242	733	VRCWW0XFWD0	959209	500031062
357	32253752	763700	300005237	734	MB3XMFIKVL0	960482	500030141
358	46469681	763701	300005238	735	3JCWCLPOGXV	960919	500031206
359	57758337	763702	300005239	736	XONGMT2QGVB	962044	500031282
360	30938845	766611	300005256	737	V2TBCPZW2PE	974851	500032498
361	62331324	766652	300005259	738	ONI1ZFRDW14	989909	500034620
362	91227699	769567	300005373	739	5JJD3U1MWSX	991859	500034969
363	87615408	771605	300005383	740	X5YXC41QDP4	993785	500032897
364	66622749	771606	300005384	741	LKSCB40DYQ3	996380	500035576
365	14339159	772893	300005386	742	PAH32Z3JJS1	200038349	200038349
366	27608557	772897	300005390	743	H4Y5NTSIEA4	200038703	200038703
367	51783352	772899	300005392	744	IWH5WZOW4XS	200039107	200039107
368	89308449	772900	300005393	745	K1CBIJW3GOT	200040274	200040274
369	14831503	772906	300005407	746	UKYN5ENUEOE	500029715	500029715
370	14495301	772907	300005408	747	DRXJJ4CZ3E5	600304	300001540
371	42154061	772918	300005404	748	QO1CL2DHKAV	1056323	500042439
372	65280534	774452	300005425	749	GZ13JP3EROA	1057365	500042326
373	10227489	774456	300005429	750	10714786	597635	300001297
374	95564333	774590	300005412	751	57484148	668477	300003269
375	2LZIKBU1JDU	774926	300005290	752	68097097	786013	300005750
376	G1SHBBA5EDD	774927	300005291	753	CNW5XSTHWWK	789569	300005803
377	49610873	774928	300005292	754	MXDLASQS2VP	83080911	200036982